UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: August 15, 2020

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On August 15, 2020, FB Financial Corporation, a Tennessee corporation (“FB Financial”) acquired Franklin Financial Network, Inc., a Tennessee corporation (“Franklin”). The acquisition occurred pursuant to a series of mergers provided for in the Agreement and Plan of Merger, dated as of January 21, 2020 (the “Merger Agreement”), by and among FB Financial, Paisley Acquisition Corporation, a Tennessee corporation and direct, wholly-owned subsidiary of FB Financial (“Merger Sub”), and Franklin, as more fully described below.

Item 1.01.	Entry into a Material Definitive Agreement.

Effective upon the occurrence of the Merger, FB Financial and U.S. Bank, National Association, as Trustee (the “Trustee”) entered into a second supplemental indenture (the “Second Supplemental Indenture”) to the Indenture, dated as of March 31, 2016, as supplemented by that certain First Supplemental Indenture, dated as of March 31, 2016, by and between Franklin and the Trustee (the “Indenture”), pursuant to which Franklin issued $40,000,000 of its Fixed-to Floating Rate Subordinated Notes due 2026. Pursuant to the Second Supplemental Indenture, FB Financial assumed Franklin’s obligations under the Indenture.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 15, 2020, FB Financial completed its previously announced merger with Franklin. Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Franklin (the “Merger”) with Franklin surviving the merger as a wholly-owned subsidiary of FB Financial. Immediately following the Merger, Franklin merged with and into FB Financial, with FB Financial continuing as the surviving corporation (the “Upstream Merger”). Immediately following the Upstream Merger, Franklin Synergy Bank, a Tennessee state-chartered bank and a wholly owned subsidiary of Franklin (“Franklin Synergy”), merged with and into FirstBank, a Tennessee state-chartered bank and a wholly owned subsidiary of FB Financial (“FirstBank”), with FirstBank continuing as the surviving bank (the “Bank Merger,” and, together with the Merger and the Upstream Merger, the “Mergers”).

At the Effective Time (as defined in the Merger Agreement), each issued and outstanding share of common stock, no par value, of Franklin (the “Franklin Common Stock”) was converted into the right to receive (i) 0.9650 shares of common stock, par value $1.00 per share, of FB Financial (“FB Financial Common Stock”); and (ii) $2.00 in cash (the “Per Share Cash Consideration” and, collectively with the FB Financial Common Stock issued pursuant to the preceding clause (i), the “Merger Consideration”).

At the Effective Time, (i) each option to purchase shares of Franklin Common Stock (a “Franklin Option”) that was outstanding and unexercised immediately prior to the Effective Time was converted automatically into right to receive the Merger Consideration in respect of each Net Share (as defined in the Merger Agreement) of Franklin Common Stock outstanding under the applicable Franklin Option; (ii) each award of a share of Franklin Common Stock subject to vesting, repurchase or other lapse restriction (a “Franklin Restricted Stock Award”) that was outstanding as of December 31, 2019, and remained outstanding as of immediately prior to the Effective Time vested and converted automatically into the right to receive the Merger Consideration in respect of each share underlying the applicable Franklin Restricted Stock Award; and (iii) each restricted stock unit award in respect of shares of Franklin Common Stock (a “Franklin RSU Award”) that was outstanding as of December 31, 2019, and remained outstanding as of immediately prior to the Effective Time vested and was converted automatically into the right to receive the Merger Consideration in respect of each share underlying the applicable Franklin RSU Award.

Each Franklin RSU Award that was granted on or after December 31, 2019 and was outstanding as of immediately prior to the Effective Time was, at the Effective Time, converted automatically into a restricted stock unit award in respect of a number of shares of FB Financial Common Stock (rounded to the nearest whole share) equal to the product of (a) the total number of shares of Franklin Common Stock subject to the Franklin RSU Award immediately prior to the Effective Time multiplied by (b) the Stock Award Exchange Ratio (as defined in the Merger Agreement), all on the same terms and conditions (including vesting terms) as applied to the corresponding Franklin equity award immediately prior to the Effective Time.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, the board of directors of FB Financial (the “Board”) agreed to expand the Board by three directors and fill the resulting vacancies at the Effective Time with three directors serving on the Franklin board of directors. As of the Effective Time, the Board approved the expansion of the Board by three directors and appointed Jimmy E. Allen, James W. Cross, IV and Melody J. Sullivan (the “New Directors”) to fill the vacancies created by the expansion. Mr. Allen was appointed to serve on the Nominating and Corporate Governance Committee of the Board; Mr. Cross was appointed to serve on the Compensation Committee of the Board; and Ms. Sullivan was appointed to serve on the Audit Committee of the Board. As non-employee directors, the New Directors will be entitled to receive the same compensation paid by FB Financial to each of its other non-employee directors. A description of the compensation paid by the FB Financial to its non-employee directors is set forth under “Director Compensation” in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders filed with the Securities and Exchange Commission on March 17, 2020, which description is incorporated herein by reference. None of the New Directors has any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On August 17, 2020, FB Financial issued a press release announcing the closing of the Mergers. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference into Item 2.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

FB Financial intends to file the financial statements required by Item 9.01(a) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

FB Financial intends to file the pro forma financial information required by Item 9.01(b) under cover of a Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 21, 2020, by and among FB Financial Corporation, Franklin Financial Network, Inc. and Paisley Acquisition Corporation (incorporated by reference to Exhibit 2.1 to FB Financial’s Current Report on Form 8-K, filed on January 24, 2020)

4.1	Indenture, dated March 31, 2016, by and between Franklin Financial Network, Inc. and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to Form 8-K (File No. 001-36895) filed with the Securities and Exchange Commission on March 31, 2016).

4.2	First Supplemental Indenture, dated March 31, 2016, by and between Franklin Financial Network, Inc. and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.2 to Form 8-K (File No. 001-36895) filed with the Securities and Exchange Commission on March 31, 2016).

4.3	Second Supplemental Indenture, by and among Franklin Financial Network, Inc., FB Financial Corporation and U.S. Bank, National Association

99.1	Press Release, dated August 17, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ Michael M. Mettee
Michael M. Mettee
Interim Chief Financial Officer

Date: August 18, 2020